 July 31, 2020

ULTIMUS MANAGERS TRUST

STRALEM EQUITY FUND

Supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information, each dated February 28, 2020

Effective immediately, Stralem Equity Fund (the “Fund”), a series of the Ultimus Managers Trust (the “Trust”), has terminated the public offering of its shares and will discontinue its operations effective September 2, 2020. Shares of the Fund are no longer available for purchase and, at the close of business on September 2, 2020, all outstanding shares of the Fund will be redeemed at net asset value (the “Transaction”).

The Board of Trustees (the “Board”) of the Trust, in consultation with the Fund’s investment adviser, Stralem & Company Incorporated (the “Adviser”), determined and approved by Written Consent of the Board on July 30, 2020 (the “Written Consent”) to discontinue the Fund’s operations based on, among other factors, the Adviser’s belief that it would be in the best interests of the Fund and its shareholders to discontinue the Fund’s operations. Through the date of the Transaction, the Adviser will continue to waive investment advisory fees and reimburse expenses of the Fund, as necessary, in order to maintain the Fund at its current expense limit, as specified in the Prospectus.

Through the Written Consent, the Board directed that: (i) all of the Fund’s portfolio securities be liquidated in an orderly manner not later than September 2, 2020; and (ii) all outstanding shareholder accounts on September 2, 2020 be closed and the proceeds of each account be sent to the shareholder’s address of record or to such other address as directed by the shareholder, including special instructions that may be needed for Individual Retirement Accounts (“IRAs”) and qualified pension and profit sharing accounts. As a result of the Transaction, the Fund’s portfolio holdings will be reduced to cash or cash equivalent securities. Accordingly, going forward, shareholders should not expect the Fund to achieve its stated investment objectives. In addition, the Fund’s redemption fee is no longer in effect.

Shareholders may continue to freely redeem their shares on each business day prior to the Transaction.

The Transaction will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns. For shareholders that own shares of the Fund in an IRA or other tax-deferred account, this supplement is notification that the IRA custodian is resigning its services related to their account for the Fund effective on September 2, 2020. In addition, shareholders invested through an IRA or other tax-deferred account should consult the rules regarding the reinvestment of these assets. In order to avoid a potential tax issue, shareholders generally have 60 days from the date that proceeds are received to re-invest or “rollover” the proceeds in another IRA or qualified retirement account; otherwise the proceeds may be required to be included in the shareholder’s taxable income for the current tax year. Any IRA automatically redeemed on September 2, 2020 will be subject to a mandatory 10% federal tax withholding, likely adversely impacting your ability to rollover your proceeds at a new IRA custodian.

If you have any questions regarding the Funds, please call 1-866-822-9555.

Investors Should Retain this Supplement for Future Reference